Taxes (Details) - Schedule of Deferred Tax Assets and Liabilities - USD ($) $ in Thousands		Jun. 30, 2023	Dec. 31, 2022
Schedule of Deferred Tax Assets and Liabilities [Abstract]
Net operating losses carryforward		$ 1,573	$ 2,300
Allowance for doubtful accounts		793	874
Deferred income	[1]	266	279
Intangible assets	[2]	137	134
Subtotal		2,769	3,587
Less: valuation allowance
Deferred tax assets		$ 2,769	$ 3,587

[1]	Deferred income represents the assets related government subsidies, which will amortize on a straight-line basis within the useful life of related assets. The tax basis is recognized when the Company received the subsidies.
[2]	Intangible asset represents the amortization temporary difference of licensed software. Management uses 10 years useful life as the tax basis, which is different from the 5 years useful life in accounting basis.